UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 15, 2009

Global Energy Holdings Group, Inc.

(Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-32918 (Commission File Number)	84-1169517 (I.R.S. Employer Identification No.)

3348 Peachtree Road, NE Suite 250, Tower Place 200 Atlanta, Georgia (Address of principal executive offices)	30326 (Zip Code)

Registrant’s telephone number, including area code:	(404) 814-2500

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events.

On April 14, 2009, Global Energy Holdings Group, Inc. (the “Company”) received the audit report (the “Audit Report”) from its independent registered public accounting firm, Imowitz Koenig & Co., LLP (“Imowitz”), with respect to the audit of the Company’s consolidated balance sheets as of December 31, 2008 and 2007 and the related consolidated statements of operation, stockholders’ equity, and cash flows for the years then ended, which is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.  The Audit Report contained a going concern qualification from Imowitz, and the Company issued the press release attached hereto as Exhibit 99.1 as required by NYSE Amex for companies with securities listed on the NYSE Amex exchange.

ITEM 9.01     Financial Statements and Exhibits

99.1	Press Release issued by Global Energy Holdings Group, Inc., dated April 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY HOLDINGS GROUP, INC.

Date: April 15, 2009	By:	/s/ Romilos Papadopoulos
Romilos Papadopoulos Chief Financial Officer